UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 21, 2007
                                                ______________________________


                      Peoples Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



         Maryland                       000-29949                  31-1686242
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                           45069
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code     (513) 870-3530
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01 Entry Into A Material Definitive Agreement
          ------------------------------------------

     Peoples Community Bancorp, Inc. (the "Company"), the parent holding company for Peoples Community Bank (the "Bank"), announced on March 22, 2007 the execution of an agreement between the Board of Directors of the Bank and the Office of Thrift Supervision formalizing the Bank's commitment to take all corrective actions stipulated in its previously approved Business Plan, including the reduction of classified assets. The Company also announced that the Bank's Board of Directors has established an Oversight Committee to monitor compliance with the agreement and the Business Plan.

     For additional information, reference is made to the press release, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibits are included with this Report:

          Exhibit No.    Description
          ------------   ------------------------------------------------
          99.1           Press Release, dated March 22, 2007





















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PEOPLES COMMUNITY BANCORP, INC.



Date: March 26, 2007          By:  /s/ Jerry D. Williams
                                   ---------------------------------
                                   Jerry D. Williams
                                   President and Chief Executive Officer
































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                              EXHIBIT INDEX



          Exhibit No.    Description
          ------------   ------------------------------------------------
          99.1           Press Release, dated March 22, 2007